UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2007

ZiLOG, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13748	13-3092996
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

532 Race Street
San Jose, California    95126
(Address of principal executive offices including zip code)

(408) 558-8500
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On May 10, 2007, ZiLOG, Inc. (the "Registrant") issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for the fourth quarter and fiscal year 2007.

Item 9.01.    Exhibits.
Exhibit	Description
99.1	Press Release dated May 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 10, 2007

ZiLOG, Inc.

By: /s/ Perry J. Grace

Perry J. Grace
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of ZiLOG, Inc. issued May 10, 2007 Also provided in PDF format as a courtesy.